EXHIBIT 99.2

Test report for the VKIN 300 waste pre-treatment unit in accordance with NFX 30503-1 standard.

Hospital Hygiene Laboratory

Clermont-Ferrand University Hospital

May-June 2025

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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➢	Airborne microbial contamination tests (NFX 30503-1 Annex A1)

Methods

Sampling by Sampl'air biocollector (AES Laboratoires) calibrated on 20/10/2024.

Volume collected per sample: 100 liters by impaction on Trypcase Soy Agar (TSA) (Biomérieux, ref 43011).

Samples stored and transported at 4°C until incubation (< 24h).

TSA agar incubated 3 days at 30°C and 2 days at 25°C

Expression in colony-forming units / m3, conversion into log10.

Results

Absence of Staphylococcus spp, enterobacteria, yeasts, Pseudomonas spp and other non-fermentative Gram-negative bacilli

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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➢	Treatment tests on biological indicators (NFX 30503-1 Annex A2)

Methods

Description of germ carriers

Germ carrier consisting of square non-woven compresses (LCH ref 44564 Lot 4500005471)

I.	Bacillus and Aspergillus

Counting of bacterial and fungal suspensions

Dilute stock suspensions to 10.-8 for Bacillus and 10.-9 for Aspergillus in tryptone-salt broth.

- Spread 100 µl of dilutions 10.-5 to 10.-8 for Bacillus on TSA agar

- Spread 100 µl of dilutions 10.-6 to 10.-9 for Aspergillus on Sabouraud agar (Thermo Scientific ref PO5096A)

- Incubation 48-72 h at 30°C

Deposition of microorganisms on germ-bearing swabs

-Bacillus: deposit of 100 µl of bacterial suspension

-Aspergillus: deposition of 10 µl of bacterial suspension

Addition of sheep blood as an interfering substance (Labmedical ref. H04F-0817-P-0025) to the suspension

Inoculation of the suspension by depositing it on the entire germ carrier

After treatment (biological indicators and D curve)

The gauze is transferred to sterile Falcon tubes. Add 3 ml (minimum volume to ensure gauze is well impregnated) of Tryptone salt broth to each tube. Vortex for 5 min.

Suspension dilutions

- transport tube swabs: dilution down to 10-7

- biological indicator swabs and D curves: dilution to 10-4

- spread 100µl of dilutions on TSA agar (Sabouraud for Aspergillus). The remainder of the pure sample is inoculated onto additional Petri dishes in order to analyze the entire sample.

- Incubation 48-72h at 30°C

II.	Adenovirus

HeLa cell culture

The medium used for HeLa cell growth is MEM medium prepared as follows:

 MEM (450 mL) + 10% decomplemented SVF filtered at 0.22 µm (50 mL) + ATB2x (1mL)

Virus: Human Adenovirus 5 (ATCC VR-5 TM) Lot 70053996 Validation date 26/09/2022

Virus culture methods

HeLa cells are seeded in 96-well microplates (Falcon, ref 353072) 48 h prior to infection.

Germ carriers are aseptically placed in a Falcon tube containing 3 mL of MEM medium.

Sonicate for 1 min (Branson 2510), then vortex for at least 2 min.

Series 10 dilution in MEM medium

Inoculation of microplates with pure sample and dilutions (100 µL per well, 8 wells per dilution). The remainder of the pure sample is inoculated into additional wells, so that the whole sample can be analyzed.

Incubate for 2 h at 37°C with gentle agitation, then add 100 µL of MEM medium.

Incubation at 37°C under 5% CO(2).

Read cytopathic effect at 2 and 3 days post-inoculation.

Determination of viral titer by Spearman Kärber method.

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References of products used for cell and viral cultures:

MEM with glutamine (Dutscher ref. L0416 - 500)

PBS without calcium or magnesium (ref Dutscher L0615 - 500)

Trypsin with phenol red, calcium- and magnesium-free (Dutscher ref. L0930 - 100)

Fetal calf serum

Antibiotics Penicillin Streptomycin Neomycin (ref Sigma P4083)

Results

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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➢	Treatment tests on infectious waste and reviviscence tests (NFX 30503-1 Annex A3)

Methods

Waste before treatment

- Weigh 5 g of HIW

- Add 45 ml Tryptone salt broth (Dutscher ref 693424)

- Vortex

- Leave in contact at room temperature for 1 hour, vortexing regularly

- Make dilutions down to 10-7 in tryptone-salt broth

- Spread 100 µl of dilutions 10.-4 to 10.-7 on TSA agar plates

-Incubate 48-72h at 30°C

- Count the revivifiable aerobic bacterial flora and test for the presence of Staphylococcus spp, Enterobacteriaceae, yeasts, Pseudomonas spp and other non-fermentative Gram-negative bacilli.

Waste after treatment

- Weigh out 5 g of HIW

- Add 45 ml tryptone-salt broth

- Leave in contact at room temperature for 1 hour, vortexing regularly

- Make dilutions from 10.-1 to 10.-5 in tryptone-salt broth

- Spread 100 µl of the 5 dilutions on TSA agar plates

- Incubate 48-72 h at 30°C

- Count the revivifiable aerobic bacterial flora and test for the presence of Staphylococcus spp, Enterobacteriaceae, yeasts, Pseudomonas spp and other non-fermentative Gram-negative bacilli.

Results (May 7, 8 and 9, 2025)

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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➢	Granulometry tests

NB: the formula in table B5 of appendix A of the standard is incorrect in column D (reject weight): (C-A)/B should be replaced by (C-A).

Conclusion:

The tests carried out in accordance with standard NFX 30503-1 by the laboratory demonstrate that the VKIN 300 waste pre-treatment unit meets the specifications of this standard.

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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Pr O Traoré

EC-EFRES 2025 tests	Hospital Hygiene Laboratory CHU Clermont-Fd

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